As filed with the Securities and Exchange Commission on October 9, 1996

Securities Act File No. 33- _______
Investment Company Act File No. 811-8050
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------
                                    Form N-2
[X]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]                        Pre-Effective Amendment No.
[ ]                       Post-Effective Amendment No.
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
[X]                            COMPANY ACT OF 1940
[ ]                        Pre-Effective Amendment No.
[X]                      Post-Effective Amendment No. 1

                           THE ASIA TIGERS FUND, INC.
                Exact name of Registrant as specified in charter
                              --------------------
                                Oppenheimer Tower
                         200 Liberty Street - 38th Floor
                             World Financial Center
                            New York, New York 10281
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
       Registrant's Telephone Number, including Area Code: 1-800-421-4777
                              --------------------
                                 Alan Rappaport
                            Advantage Advisers, Inc.
                                Oppenheimer Tower
                         200 Liberty Street - 38th Floor
                             World Financial Center
                            New York, New York 10281
  Name and address (Number, Street, City, State, Zip Code) of Agent for Service
                              --------------------
                                 with copies to:

                              Gary S. Schpero, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                          New York, New York 10017-3909
                                 (212) 455-2000
                              --------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, check the following box. [X]

 It is proposed that this filing will become effective (check appropriate box):
 [X]      when declared effective pursuant to Section 8(c)

     This Registration Statement relates to the registration of an indeterminate number of shares solely for market-making transactions. A fee of $100 is being paid at this time. Pursuant to Rule 429, this registration statement relates to shares previously registered on Form N-2 (File No. 33-69366).

                           THE ASIA TIGERS FUND, INC.

                              CROSS-REFERENCE SHEET

                          Parts A and B of Prospectus*


Items in Parts A and B of Form N-2                        Location in Prospectus
Item 1.    Outside Front Cover ........................   Cover of Prospectus
Item 2.    Inside Front and Outside Back Cover Page ...   Inside Front and Outside Back Cover of Prospectus
Item 3.    Fee Table and Synopsis .....................   Prospectus Summary; Summary of Expenses
Item 4.    Financial Highlights........................   Financial Highlights
Item 5.    Plan of Distribution .......................   Cover of Prospectus
Item 6.    Selling Shareholders .......................   Not Applicable
Item 7.    Use of Proceeds ............................   Use of Proceeds; Investment Objective and
                                                              Policies; Additional Investment Activities

Item 8.    General Description of the Registrant ......   Cover of Prospectus; Prospectus Summary; The
                                                              Fund; Investment Objective and Policies;
                                                              Additional Investment Restrictions; Risk
                                                              Factors and Special Considerations;
                                                              Description of Capital Stock
Item 9.    Management .................................   Management of the Fund; Custodian, Transfer
                                                              Agent, Dividend Paying Agent and Registrar;
                                                              Description of Capital Stock

Item 10.   Capital Stock, Long-Term Debt, and
               Other Securities .......................   Description of Capital Stock; Dividends and
                                                              Distributions; Dividend Reinvestment and Cash
                                                              Purchase Plan; Taxation

Item 11.   Defaults and Arrears on Senior Securities ..   Not Applicable
Item 12.   Legal Proceedings ..........................   Not Applicable
Item 13.   Table of Contents of the Statement of
               Additional Information .................   Not Applicable
Item 14.   Cover Page .................................   Not Applicable
Item 15.   Table of Contents ..........................   Not Applicable
Item 16.   General Information and History ............   Not Applicable
Item 17.   Investment Objective and Policy ............   Investment Objective and Policies; Additional
                                                              Investment Activities; Investment Restrictions;
                                                              Portfolio Transactions
Item 18.   Management .................................   Management of the Fund; Custodian, Transfer
                                                              Agent, Dividend Paying Agent and Registrar
Item 19.   Control Persons and Principal Holders of
               Securities .............................   Description of Capital Stock
Item 20.   Investment  Advisory and Other Services ....   Management of the Fund
Item 21.   Brokerage  Allocation and Other Practices ..   Portfolio Transactions
Item 22.   Tax Status .................................   Dividends and Distributions; Dividend
                                                              Reinvestment and Cash Purchase Plan;
                                                              Taxation
Item 23.   Financial Statements .......................   Experts; Report of Independent Accountants;
                                                              Statement of Assets and Liabilities
-------------
* Pursuant to General  Instruction  H of Form N-2, all  information  required to be set forth in Part B:  Statement of Additional  Information  has been included in Part A: The  Prospectus.  All Items required to be set forth in
   Part C are set forth in Part C.


                           The Asia Tigers Fund, Inc.
                                  Common Stock

     The Asia Tigers Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of "Asian Companies" (as defined in this Prospectus). Asian Countries in which the Fund can invest include China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of Asian Companies. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program. Investment in foreign securities involves certain considerations which are not normally involved in investments in securities of U.S. companies. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

     Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc., acts as Investment Manager to the Fund. BZW Investment Management Inc. serves as Investment Adviser to the Fund.

     The Fund's Common Stock is listed and traded on the New York Stock Exchange (the "NYSE") under the symbol "GRR." The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ("OTC") secondary market sales by Oppenheimer & Co., Inc., in its capacity as a dealer and secondary-market maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. The closing price for the Common Stock on the NYSE on September 20, 1996, was $10.875. See "Trading History." The Fund will not receive any proceeds from the sale of the Common Stock offered pursuant to this Prospectus.

     Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. There are special risks and costs associated with leveraging. See "Additional Investment Activities -- Leverage."

     The address of the Fund is Oppenheimer Tower, 200 Liberty Street, 38th Floor, World Financial Center, New York, New York 10281. Periodically updated information regarding the markets in which the Fund invests and the Fund's investments is available by calling the Fund's telephone number, 1-800-421-4777. Investors are advised to read this Prospectus, which sets forth information about the Fund that investors should know before investing, and to retain it for future reference.

                                ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

                             Oppenheimer & Co., Inc.
                 The date of this Prospectus is October 9, 1996

Note: In this Prospectus, the People's Republic of China is referred to as "China"; the Republic of India is referred to as "India"; the Republic of Korea is referred to as "Korea"; the Republic of the Philippines is referred to as "the Philippines"; the Democratic Socialist Republic of Sri Lanka is referred to as "Sri Lanka"; the Islamic Republic of Pakistan is referred to as "Pakistan"; the Republic of Indonesia is referred to as "Indonesia"; the Republic of Singapore is referred to as "Singapore"; the Republic of China is referred to as "Taiwan" and the Kingdom of Thailand is referred to as "Thailand." For purposes of this Prospectus, Hong Kong, a British colony, is sometimes referred to as a country. In this Prospectus, unless otherwise specified, all references to "dollars," "US$" or "$" are to United States dollars.

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                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Fund....................  The   Fund   is  a   non-diversified,   closed-end
                                management investment company developed for investors seeking to invest a portion of their assets in a professionally managed portfolio composed primarily of equity securities of "Asian Companies" (as defined below). See "The Fund."

Investment Objective and
   Policies ................  The  Fund's  investment   objective  is  long-term
                                capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian Companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Asian Companies. Equity securities include common and preferred stock, American, Global or other types of Depositary Receipts, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign over-the-counter market. However, the Fund may invest to a limited extent in securities which are not publicly traded and in investment funds which invest principally in securities in which the Fund is authorized to invest. The Fund invests in such investment funds when the Investment Adviser believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. For temporary defensive purposes and to meet dividend and expense requirements, the Fund may invest without limitation in Temporary Securities (as defined herein). No assurance can be given that the Fund's investment objective will be realized. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

                              Asian  Companies  include  companies  that (i) are
                                organized under the laws of China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asia region (other than Japan) that in the future permits foreign investors to participate in its stock markets (collectively, "Asian Countries"),
                                (ii) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed, in or with Asian Countries or (iii) have securities which are traded principally on a stock exchange in an Asian Country. See "Investment Objective and Policies -- Portfolio Structure" for other eligible investments.

                              There are no prescribed limits on geographic asset
                                distributions among Asian Countries and, from time to time, a significant portion of the Fund's assets may be invested in Asian Companies in as few as three Asian Countries. The Fund invests in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each varies from time to time. See "Investment Objective and Policies."

                              Upto  35%  of  the  Fund's  total  assets  may  be
                                invested,  subject to certain  restrictions,  in
                                (i) equity securities of companies (other than companies meeting the definition of Asian Companies as defined above), regardless of where organized, which the Investment Adviser believes derive, or will derive, at least 25% of their revenues from business in or with Asian Countries; (ii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country ("Asian Debt Securities"), provided that, as a matter of nonfundamental policy, (A) not more than 10% of the Fund's total assets may be invested in Asian Debt

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                                       2

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                                Securities   rated   less  than  A  by   Moody's
                                Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S & P") or, if unrated, of comparable quality as determined by the Investment Adviser and (B) none of the Fund's assets may be invested in Asian Debt Securities rated below investment grade by Moody's or "S & P" or, if unrated, of comparable quality as determined by the Investment Adviser; and (iii) short-term debt securities of the type described under "Investment Objective and Policies -- Temporary Investments." See "Risk Factors and Special Considerations." The Fund's assets may be invested in debt securities (other than
                                Temporary   Securities)   when  the   Investment
                                Adviser believes that, based upon factors such as relative interest rate levels and foreign
                                exchange   rates,    such    securities    offer
                                opportunities      for     long-term     capital
                                appreciation.

The Offering ...............  Shares of the Fund's  Common  Stock  (the  "Common
                                Stock") may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ("OTC") secondary market sales by Oppenheimer & Co., Inc., in its capacity as a dealer and secondary-market maker at negotiated prices related to prevailing market prices on the New York Stock Exchange, Inc. (the "NYSE") at the time of sale. See "The Offering" and "Trading History."

Listing.....................  The Common  Stock is listed and traded on the NYSE under the symbol GRR.

Investment Manager and
     Investment Adviser.....  The  Investment  Manager  is  Advantage  Advisers,
                                Inc., a subsidiary of Oppenheimer & Co., Inc., and the Investment Adviser is BZW Investment
                                Management Inc. Pursuant to a management agreement (the "Management Agreement"), the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy and advising the Fund and the Investment Adviser regarding the Fund's overall use of leveraging techniques, including the extent and timing of the Fund's use of such techniques. In addition, the Investment Manager consults with the Investment Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities. The Investment Manager also provides the Investment Adviser with access on a continuous basis to economic, financial and political information, research and assistance concerning Asian Countries and, as appropriate, is involved in the process of Asian Country selection. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian.

                              Pursuant to an investment  advisory agreement (the
                                "Advisory Agreement") among the Investment Manager, the Investment Adviser and the Fund, the Investment Adviser acts as the Fund's investment adviser and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, places purchase and sale orders for the Fund's portfolio securities. In addition, the Investment Adviser makes available research and statistical data to the Fund.

                              Oppenheimer & Co., Inc., the Investment  Manager's
                                parent company, has been engaged directly or through its affiliates in the management of investment funds for more than 35 years. As of June 30, 1996, total assets under management by Oppenheimer & Co., Inc., and its affiliates were approximately $50 billion for investment company, corporate, pension, profit-sharing and other accounts. The Investment Manager serves as an investment adviser for 12 registered investment companies.

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                                       3

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                              The Investment Adviser is a subsidiary of Barclays
                                de Zoete Wedd US Holdings Inc., which itself is an indirect wholly owned subsidiary of Barclays Bank PLC. Barclays Bank is one of the world's largest financial institutions and is among the largest banks in the United Kingdom. The BZWAM Group is responsible for institutional asset management in the Barclays Group around the world. Assets under management are approximately
                                $345   billion  and  global   asset   management
                                services are provided from 13 primary investment
                                management   locations   worldwide,    including
                                London, Hong Kong, Tokyo, Sydney, Paris, Madrid,
                                Toronto,   New  York,  Munich,   Wellington  and
                                Bangkok. The BZWAM Group has a staff of over 100
                                professionals  in  Asia  providing   specialized
                                investment    insight    to   both   local   and
                                international investors. The BZWAM Group manages over $8.75 billion in the markets of Asia. See "Management of the Fund -- Investment Manager and Investment Adviser."

                              The Fund pays the Investment Manager a monthly fee
                                at an annual rate of 1.00% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets for its services. See "Management of the Fund -Compensation and Services." The advisory fees paid by the Fund are higher than those paid by most other U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the Investment Manager and the Investment Adviser in pursuing the Fund's objective of investing in securities of Asian Companies.

Administrator...............  Oppenheimer  & Co.,  Inc.  serves  as  the  Fund's
                                Administrator pursuant to the terms of an Administration Agreement. The Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets for its services. See "Management of the Fund-- Administrator."

Dividends
   and Distributions........  The Fund distributes annually to holders of Common
                                Stock substantially all of its net investment income, and distributes any net realized capital gains at least annually. See "Investment Objective and Policies."

                              Under the Fund's  Dividend  Reinvestment  and Cash
                                Purchase Plan (the "Plan"), all dividends and distributions are automatically reinvested in additional shares of Common Stock of the Fund unless a shareholder elects to receive cash. Participants also have the option of making additional cash payments, annually, to be used to acquire additional shares of Common Stock of the Fund in the open market. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

Share Repurchases and
   Conversion to an
    Open-End Fund...........  If, at any time, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from net asset value, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to eliminate the discount, which may include periodic repurchases of the Fund's shares or recommending to shareholders the conversion of the Fund to an open-end investment company. No assurance can be given that the Board of Directors will undertake any such action or that if repurchases are undertaken, the Fund's shares will trade at a price that is close to or equal to net asset value. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Fund's status as a regulated investment

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                                       4

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                                company under the Internal Revenue Code of 1986,
                                as amended (the "Code") and the availability of cash to finance share repurchases in view of the restrictions on the Fund's ability to borrow. Under certain circumstances, a shareholder vote
                                may   be   required   to   authorize    periodic
                                repurchases  of  the  Fund's  shares  of  Common
                                Stock.

                              Inconsidering     whether    to    recommend    to
                                shareholders the conversion of the Fund to an open-end investment company, the Fund's Board of Directors would consider a number of factors including whether the Fund's ability to operate in accordance with its investment policies, such as its authority to invest in illiquid securities, may be impaired as a result.
                                Conversion to an open-end investment company would require a shareholder vote. See "Description of Capital Stock -- Future Actions Relating to a Discount in the Price of the Fund's Shares of Common Stock."

Custodian, Transfer Agent,
   Dividend Paying Agent
   and Registrar............  The Chase Manhattan Bank acts as custodian for the
                                Fund's assets and employs foreign sub-custodians approved by the Fund's Board of Directors in accordance with regulations of the Securities and Exchange Commission (the "SEC"). PNC Bank, National Association acts as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

Risk Factors and
   Special Considerations...  The  Fund's   investments  in  foreign  securities
                                involve certain special considerations not typically associated with investing in securities of U.S. companies, including risks relating to (i) foreign currency and exchange matters, including fluctuations in the rate of exchange between the dollar and the various foreign currencies in which the Fund's portfolio securities are denominated, exchange control regulations and costs associated with conversion of investment principal and income from one currency to another; (ii) restrictions on foreign investment and repatriation of capital;
                                (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative illiquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (iv) certain economic and political risks. Settlement procedures in certain Asian Countries are less developed and reliable than those in the United States and in other developed markets, and the Fund may experience settlement delays or other material difficulties. For example, significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations would normally preclude the Fund from selling such securities until the completion of the registration process.

                              Many of the Asian  Countries  may be  subject to a
                                greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. See "Risk Factors and Special Considerations -Political, Economic and Social Factors."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              The Fund may invest up to 20% of its total  assets
                                in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may encounter substantial delays and could incur losses in attempting to resell illiquid securities. See "Additional Investment Activities."

                              The Fund may use various investment practices that
                                involve special considerations, including purchasing and selling options on securities, financial futures, fixed income indices and other financial instruments, entering into
                                financial  futures   contracts,   entering  into
                                interest rate transactions, entering into currency transactions, entering into equity swaps and related transactions, entering into securities transactions on a when-issued or delayed delivery basis, entering into repurchase agreements, selling securities short and lending portfolio securities. See "Additional Investment Activities," "Investment Objective and Policies -- Other Investments," "Risk Factors and Special Considerations -- Investment Practices" and Appendix A.

                              Although the Fund has no present  intention  to do
                                so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's Common Stock.

                              The  Fund  is  classified  as a  "non-diversified"
                                investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has complied and intends to continue to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

                              Income and capital gains on securities held by the
                                Fund may be subject to withholding and other taxes imposed by Hong Kong or other Asian Countries, which would reduce the return to the Fund on those securities. The imposition of such taxes and the rates imposed are subject to changes. The Fund intends to elect, when eligible, to "pass through" to the Fund's shareholders, as a deduction or credit, the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders. See "Taxation."

                              The  Fund's  Articles  of  Incorporation   contain
                                certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of Common Stock to sell their shares at a premium over prevailing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally. See "Risk Factors and Special Considerations."

                              Shares   of   closed-end    investment   companies
                                frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities. To date, shares of the Fund have generally traded at a discount to net asset value. See "Trading History" for information regarding the relative net asset and share price of the Fund's Common Stock since inception of the Fund. The Fund cannot predict whether its shares will trade at, above or below net asset value in the future. The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. See "Risk Factors and Special Considerations."

                              Investors should carefully  consider their ability
                                to assume the foregoing risks before making an investment in the Fund. An investment in shares of Common Stock of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. See "Risk Factors and Special Considerations."

--------------------------------------------------------------------------------

                               SUMMARY OF EXPENSES

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)........................... None1

Annual Expenses (as a percentage of net assets attributable to common shares)2

Management and Administrative Fees.......................................  1.20%
Other Expenses ..........................................................  0.45%
                                                                          ------
Total Annual Expenses ...................................................  1.65%
                                                                          ======
------------------
1 Prices for shares of Common Stock traded in the OTC market will reflect ordinary dealer markups.

2 "Other Expenses" are based upon expenses actually incurred for the fiscal year ended October 31, 1995.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Example

        An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, (2) reinvestment of all dividends and distributions at net asset value, and (3) payment by the Fund of operating expenses at the level set forth in the table above.

1 Year                 3 Years                 5 Years               10 Years
-------                -------                 -------               --------

 $78.70                $107.59                 $138.57               $226.21

     This example as well as the information set forth in the table above should not be considered a representation of the future expenses of the Fund, and actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, this may not be the case for participants in the Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected per share data and ratios for a share of Common Stock outstanding for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, and the Fund's Semiannual Report to shareholders for the six-month period ended April 30,1996, which are incorporated by reference and can be obtained by stockholders upon request. The financial statements and notes and the financial information in the table below for the periods ended October 31, 1995 and 1994, have been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report thereon also is included in the Annual Report to Shareholders.

For a share outstanding throughout each period

                                                                                              For the Period
                                                                                             November 29, 1993
                                                              For the Six                     (Commencement
                                                              Months Ended      For the        of Operation)
                                                             April 30, 1996   Year Ended          Through
                                                              (Unaudited)   October 31, 1995  October 31, 1994
                                                             -------------- ---------------- -----------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $  12.08       $  13.89            $  13.97(1)
                                                                --------       --------            --------
Net investment income ......................................        0.03           0.09                0.05
Net realized and unrealized loss on investments, foreign
     currency holdings, and other assets and liabilities
     denominated in foreign currencies .....................        1.59          (1.67)              (0.11)
                                                                --------       --------            --------
Net decrease from investment operations ....................        1.62          (1.58)              (0.06)
                                                                --------       --------            --------
Less distributions:
     Dividends from net investment income ..................       (0.08)         (0.06)              (0.02)
                                                                --------       --------            --------
     Distributions from net realized gains .................        --            (0.17)               --
Total dividends and distributions ..........................       (0.08)         (0.23)              (0.02)
                                                                --------       --------            --------
Net asset value, end of period .............................    $  13.62       $  12.08            $  13.89
                                                                ========       ========            ========
Per share market value, end of period ......................    $  12.00       $  10.38            $  12.38
Total Investment Return Based on Market Value (2)...........      (16.29)%       (14.17)%            (11.65)%(4)
Ratios/Supplemental Data:
     Net assets, end of period (in 000's) ..................    $279,434       $247,761            $284,910
Ratios of expenses to average net asset ....................        1.61%(3)       1.65%               1.60%(3)
     Ratios of net investment income to average net asset ..        0.42%(3)       0.71%               0.38%(3)
     Portfolio turnover ....................................       38.88%         77.88%              45.51%
     Average commision rate paid ...........................    $   0.0069         --                  --

----------

1 Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering expense of $0.05 per share.
2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.
3    Annualized.
4    Not annualized.

                                    THE FUND

     The Fund, incorporated in Maryland on September 23, 1993, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund commenced investment operations on November 29, 1993. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of "Asian Companies" (as defined below). No assurance can be given that the Fund's investment objective will be realized. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.

     The Fund's principal office is located at Oppenheimer Tower, 38th floor, One World Financial Center, 200 Liberty Street, New York, New York 10281. Periodically, updated information regarding the markets in which the Fund invests and the Fund's investments is available by calling 1-800-421-4777.

                                  THE OFFERING

     The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by Oppenheimer & Co., Inc., in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. Costs incurred in connection with this offering will be paid by Oppenheimer & Co., Inc., whose principal offices are located at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York. Advantage Advisers, Inc., the Fund's investment manager, is a wholly-owned subsidiary of Oppenheimer & Co., Inc.

                                 USE OF PROCEEDS

     The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by Oppenheimer & Co., Inc., as a result of its OTC secondary market sales of the Common Stock will be utilized by Oppenheimer & Co., Inc., in connection with its secondary market operations and for general corporate purposes.

                                 TRADING HISTORY

     The Common Stock is listed and traded on the NYSE under the symbol "GRR". The following table sets forth for the Common Stock for each quarterly period since commencement of the Fund's operations: (a) the per share high and low sales prices as reported by the NYSE; (b) the per share net asset values, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset values represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Common Stock during the periods shown may be broader than is shown in this table. The Fund's Common Stock has historically traded at a discount to its net asset value. On September 20,1996, the closing price per share of Common Stock was $10.875, the Fund's net asset value per share was $12.62 and the discount to net asset value was (13.83)%.


                                                                                              (Discount) or
                                                                                               Premium to
                                                             Net Asset                         Net Asset
Quarter                 Sales Prices                           Values                             Value
 Ended             High               Low             High               Low             High               Low
-----------------------------------------------------------------------------------------------------------------
1/31/94*          $16.375          $15.000           $14.88           $13.68             13.07%             7.89%
4/30/94            14.875           11.375            14.55            12.05              5.27             (9.51)
7/31/94            13.125           11.375            13.03            12.11              2.70             (8.86)
10/31/94           14.125           12.375            14.26            13.44             (0.18)           (11.50)
1/31/95            12.125            9.375            13.74            10.41             (9.94)           (21.09)
4/30/95            10.250            9.250            11.47            10.83             (7.99)           (16.82)
7/31/95            12.000            9.875            12.71            11.49             (4.08)           (14.06)
10/31/95           11.250           10.250            12.45            12.05             (6.64)           (17.07)
1/31/96            13.625            9.625            13.21            11.42              4.89            (16.11)
4/30/96            13.375           11.625            13.65            12.97             (1.44)           (12.75)
7/31/96            12.125           10.250            13.61            12.38             (9.99)           (17.21)


*For the period November 29, 1993, (commencement of operations) to January 31, 1994.

See "Description of Capital Stock -- Future Actions Relating to a Discount in the Price of the Fund's Shares of Common Stock" as to methods that may be undertaken by the Fund to reduce any discount.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian Companies. Equity securities include common and preferred stock, American, Global or other types of Depositary Receipts ("ADRs"), convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign over-the-counter market.

     The Fund's investment objective and its policy to invest, under normal market conditions, at least 65% of its assets in equity securities of Asian Companies are fundamental policies of the Fund which may not be changed without the approval of a "majority of the Fund's outstanding voting securities" (as defined herein).

Portfolio Structure

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region (other than Japan) that in the future permits foreign investors to participate in its stock markets (collectively, "Asian Countries"), (ii) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with Asian Countries, or (iii) have securities which are traded principally on a stock exchange in an Asian Country.

     Up to 35% of the Fund's total assets may be invested, subject to certain restrictions, in (i) equity securities of companies (other than companies meeting the definition of Asian Companies as defined above), regardless of where organized, which the Investment Adviser believes derive, or will derive, at least 25% of their revenues from business in or with Asian Countries; (ii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country ("Asian Debt Securities"), provided, that, as a matter of nonfundamental policy, (A) not more than 10% of the Fund's total assets may be invested in Asian Debt Securities rated less than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S & P ") or, if unrated, of comparable quality as determined by the Investment Adviser and (B) none of the Fund's assets may be invested in Asian Debt Securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser; and (iii) debt securities of the type described under "Investment Objective and Policies -- Temporary Investments." See "Risk Factors and Special Considerations." The Fund's assets may be invested in debt securities (other than Temporary Investments) when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation.

     The Fund may invest in investment funds which invest principally in securities in which the Fund is authorized to invest. See "Risk Factors--Investment and Repatriation Restrictions." The Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Adviser believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. From time to time, such investment funds may be the sole or most effective available means by which the Fund may invest in equity securities of certain Asian Companies. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. See "Additional Investment Activities -- Investment Funds." For a discussion of possible consequences under U.S. federal income tax laws of the Fund's investment in foreign investment funds, see "Taxation -- The Fund."

     The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. The Fund has not invested, and does not presently intend to invest, more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry, but has retained limited flexibility to do so in the future, provided certain conditions are met. See "Investment Restrictions."

     There are no prescribed limits on geographic asset distributions among Asian Countries and, from time to time, a significant portion of the Fund's assets may be invested in Asian companies in as few as three Asian Countries. To the extent that a significant portion of the Fund's assets is invested in a particular country or a small number of countries, the Fund will be subject, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the markets and to political, social or economic events in those countries. The Fund invests in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each will vary from time to time.

Temporary Investments

     The Fund may hold and/or invest its assets in cash and/or Temporary Investments (as defined below) for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets in one or more Asian Countries, the Investment Adviser determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

     Temporary Investments are debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities");
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's or A-1 or A or better by

S&P or, if unrated, of comparable quality as determined by the Investment Adviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy.

     Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Other Investments

     Illiquid Securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time. See "Risk Factors and Special Considerations -- Market Characteristics" and "-- Illiquid Investments." In many cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

     Rule 144A Securities. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function for determining liquidity to a fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Equity-Linked Debt Securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments which the issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity-linked debt securities may be considered more speculative than other types of debt securities.

                        ADDITIONAL INVESTMENT ACTIVITIES

Derivatives

     The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, few of these strategies can practicably be used to a significant extent by the Fund at the present time and may not become available for extensive use in the future. Techniques and instruments may change, however, over time as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.

     Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps, it may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments and it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Investment Adviser determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as "Hedging"). The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize Derivatives successfully depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The use of Hedging in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     A detailed discussion of Derivatives, including applicable requirements of the Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears as Appendix A to this Prospectus. See also "Risk Factors and Special Considerations -- Investment Practices."

     The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation."

When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices.

Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act. See "Investment Restrictions."

Loans of Portfolio Securities

     The Fund intends to lend portfolio securities from time to time in an amount up to 331/3% of the Fund's total assets. By doing so, the Fund attempts to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss.

     Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors.

Investment Funds

     The Fund may invest in investment funds other than those for which the Investment Manager or the Investment Adviser serves as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences described below under "Taxation."

Short Sales

     The Fund may from time to time sell securities short without limitation. A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid assets. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or other liquid assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

     Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Leverage

     Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Borrowings may be secured by the Fund's assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

     Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's Common Stock.

                             INVESTMENT RESTRICTIONS

     The following restrictions, along with the Fund's investment objective and its policy to invest at least 65% of the Fund's total assets in equity securities of Asian Companies under normal market conditions, are the Fund's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

          (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (a) investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) the purchase of securities of issuers whose primary business activity is in the telecommunications, real estate or banking industries, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Board's determination;

          (2) issue senior  securities  or borrow  money,  except for (a) senior securities  (including  borrowing  money,  including  on  margin  if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 25% of its total assets (including the amount borrowed), and (b) borrowings up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of Hedging shall not be deemed to involve the issuance of a "senior security" or a "borrowing"; for purposes of clauses (a) and (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this item (2). The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities;

          (3) purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in Derivatives;

          (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities, as described under "Additional Investment Activities -- Loans of Portfolio Securities" in this Prospectus;

          (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

          (6) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (7) purchase securities on margin (except as provided in (2) above and except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or

          (8) invest for the purpose of exercising control over management of any company.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should recognize that investing in foreign securities involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. Further, certain investments that the Fund may purchase and investment techniques in which the Fund may engage, involve risks, including those set forth below.

Market Characteristics

     Most of the securities markets of the Asian Countries have substantially less volume than the NYSE, and equity securities of most companies in the Asian Countries are less liquid and more volatile than equity securities of U.S.
companies of comparable size. Some of the stock exchanges in the Asian Countries, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asian Countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of the Asian Countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

     Brokerage commissions and other transaction costs on securities exchanges in the Asian Countries are generally higher than in the United States. Settlement procedures in certain Asian Countries are less developed and reliable than those in the United States and in other developed markets, and the Fund may experience settlement delays or other material difficulties. For example, significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations would normally preclude the Fund from selling such securities until the completion of the registration process. Securities trading in certain Asian securities markets may also be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund's Common Stock and the price at which the shares trade.

     There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian Countries than exists in the United States. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian Countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to the Fund than in respect of investments in the United States. Further, in certain Asian Countries, less information may be available to the Fund than to local market participants. Brokers in Asian Countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political, or economic stress.

Political, Social and Economic Factors

     Many of the Asian Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

     Few of the Asian Countries have western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some of the Asian Countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

     Several of the Asian Countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos in 1988, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. China continues to claim sovereignty over Taiwan. In Hong Kong, British proposals to extend limited democracy have caused a political rift with China, which assumes sovereignty over the colony in 1997.

     The economies of most of the Asian Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian Countries. In addition, the economies of some of the Asian Countries, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Fund held in foreign countries.

     Governments in certain of the Asian Countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Financial Information and Standards

     Issuers in Asian Countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian Country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in Asian Countries than is available about U.S. issuers.

Foreign Currency and Exchange Rates

     The Fund's assets are invested in foreign securities and substantially all income is received by the Fund in foreign currencies. However, the Fund computes and distributes its income in dollars, and the computation of income is made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

     Foreign investments in the securities markets of several of the Asian Countries is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asian Countries and may increase expenses of the Fund. For example, certain countries may require governmental approval or may restrict investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asian Countries is subject to restrictions such as the need for certain government consents or waiting periods. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, the Investment Adviser does not believe that any current repatriation restrictions would affect its decision to invest in such countries.

     If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to adverse tax consequences. See "Taxation -- U.S. Income Taxes."

     In Indonesia, Korea, Singapore, Malaysia, India, the Philippines and Thailand, the Fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. In China, the Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

     From time to time, pooled investment funds may be the most effective available means by which the Fund may invest in equity securities of certain Asian Countries. For example, prior to January 3, 1992, foreign investment in Korea was limited to a few investment funds that had been granted a license from the government of Korea. Since January 3, 1992, direct foreign investment in individual stocks in Korea has been officially permitted within specified limits. Investment in such investment funds may involve the payment of management expenses and payment of substantial premiums above the value of such companies' portfolio securities and is subject to limitation under the 1940 Act and market availability. The Fund does not intend to invest in such funds unless, in the judgment of the Investment Adviser, the potential benefits of such investment outweigh the payment of any applicable premium and expenses. In addition, the Fund's investments in such funds may result in special U.S. federal income tax consequences described below under "Taxation -- U.S. Income Taxes."

Investment Practices

     The risks and special considerations of certain of the investment practices in which the Fund may engage are described above under "Investment Objective and Policies" and "Additional Investment Activities." Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for Derivatives, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix A to this Prospectus.

Illiquid Investments

     The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or may be a limited trading market. Investment of the Fund's assets in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Foreign Subcustodians and Securities Depositories

     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible subcustodians for the Fund under such rules, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.

Leverage

     Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities.

Withholding and Other Taxes

     Income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by Hong Kong or other Asian Countries, which would reduce the return to the Fund on those securities. The Fund intends to elect, when eligible, to "pass-through" to the Fund's shareholders, as a deduction or credit, the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

Net Asset Value Discount; Non-Diversification

     Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. To date, shares of the Fund have generally traded at a discount to net asset value. See "Trading History." The Fund cannot predict whether its shares will trade at, below or above net asset value in the future.

     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, however, has complied with, and intends to continue complying with, the diversification requirements imposed by the Code for qualification as a regulated investment company. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. See "Taxation" and "Investment Restrictions."

Anti-Takeover Provisions

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of Common Stock to sell their shares at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally.

Operating Expenses

     The Fund's annual operating expenses are higher than those of many other investment companies investing exclusively in the securities of U.S. issuers. The operating expenses are, however, comparable to expenses of other closed-end management investment companies that invest primarily in the securities of Asian Countries.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other international organizations and publicly held companies.

Name and Address                  Position With Fund        Age   Principal Occupations and Other Affiliations
----------------                  ------------------        ---   --------------------------------------------
*Alan Rappaport                   Chairman of the Board,    43    Executive Vice President, Oppenheimer & Co.,
Advantage Advisers, Inc.          President and Director          Inc. (1994-present); Managing Director,
Oppenheimer Tower                                                 Oppenheimer & Co., Inc. (1986-1994);
World Financial Center                                            President and Director, Advantage Advisers, Inc.
200 Liberty Street                                                (1993-present); Executive Vice President,
New York, NY 10281                                                Advantage Advisers, Inc. (1990- 1993); Chair-
                                                                  man of the Board, President and Director, The
                                                                  India Fund, Inc. and The Mexico Equity and
                                                                  Income Fund, Inc.; Chairman of the Board and
                                                                  Director, The Czech Republic Fund, Inc., The
                                                                  Emerging Markets Income Fund II Inc and The
                                                                  Emerging Markets Floating Rate Fund Inc.;
                                                                  President and Director, Global Partners Income
                                                                  Fund Inc and The Emerging Markets Income
                                                                  Fund Inc; Director, Xiosinvest Management
                                                                  Co., S.A.; Member, New York Stock Exchange
                                                                  Advisory Committee on International
                                                                  Capital Markets.

*Robert Blum                      Director and Assistant    35    Managing Director, Oppenheimer & Co., Inc.
Advantage Advisers, Inc.          Secretary                       (1994-present); Senior Vice President, Oppen-
Oppenheimer Tower                                                 heimer & Co., Inc. (1991-1994); Vice President,
World Financial Center                                            Oppenheimer & Co., Inc. (1989-1991); Associate,
200 Liberty Street                                                Fulbright & Jaworski (1984-1989); Director and
New York, NY 10281                                                Assistant Secretary, The India Fund, Inc. and
                                                                  The Czech Republic Fund, Inc.


Charles F. Barber                 Director                  79    Consultant; former Chairman of the Board,
66 Glenwood Drive                                                 ASARCO Incorporated; Director, Global
Greenwich, CT 06830                                               Partners Income Fund Inc.; The
                                                                  Emerging Markets Income Fund Inc, The
                                                                  Emerging Markets Income Fund II Inc, The
                                                                  Emerging Markets Floating Rate Fund
                                                                  Inc., Salomon Brothers High Income Fund Inc.,
                                                                  Municipal Partners Fund Inc, Municipal Partners
                                                                  Fund II  Inc., The Salomon Brothers Fund Inc,
                                                                  Salomon Brothers Series Funds Inc, Salomon
                                                                  Brothers Institutional Series Fund Inc, Salomon
                                                                  Brothers Capital Fund Inc., Salomon Brothers
                                                                  Investors Fund Inc, Salomon Brothers 2008
                                                                  Worldwide Dollar Government Term Trust,
                                                                  Salomon Brothers Worldwide Income Fund Inc,
                                                                  Zenix Income Fund Inc., Municipal High Income
                                                                  Fund Inc., Managed Municipals Portfolio Inc.
                                                                  and Managed Municipals Portfolio II Inc.,


Name and Address                  Position With Fund        Age   Principal Occupations and Other Affiliations
----------------                  ------------------        ---   --------------------------------------------

                                                                  Director, Min Ven Inc.; Trustee, Lehman
                                                                  Brothers Institutional Funds Group Trust;
                                                                  Member, Counsel on Foreign Relations, Inc.;
                                                                  Director and Treasurer, Americas Society.


Leslie H. Gelb                    Director                  58    President, The Council on Foreign Relations, Inc.
The Council on Foreign Relations                                  (1993-Present); Columnist (1991-1993), Deputy
58 East 68th Street                                               Editorial Page Editor (1986-1990), and Editor,
New York, New York 10021                                          Op-Ed Page (1988-1990), The New York Times;
                                                                  Assistant Secretary of State, Department of State
                                                                  (1977-1979); Director of Policy Planning and Arms
                                                                  Control, International Security Affairs,
                                                                  Department of Defense (1967-1969); Director, The
                                                                  Czech Republic Fund, Inc., The India Fund, Inc.,
                                                                  The Emerging Markets Income Fund Inc., The
                                                                  Emerging Markets Income Fund II Inc., The
                                                                  Emerging Markets Floating Rate Fund Inc. and
                                                                  Global Partners Income Fund Inc.; Trustee, The
                                                                  Carnegie Endowment for International Peace;
                                                                  Trustee, Tufts University; Board Member, Columbia
                                                                  University School of International and Public
                                                                  Affairs; Member, International Institute for
                                                                  Strategic Studies, Advisory Board Member, Center
                                                                  on Press, Politics and Public Policy, Harvard
                                                                  University John F. Kennedy School.

Jeswald W. Salacuse               Director                  57    Henry J. Braker Professor of Commercial
The Fletcher School of                                            Law and formerly Dean, The Fletcher School
Law & Diplomacy                                                   of Law & Diplomacy, Tufts University;
Packard Avenue                                                    Director, Global Partners Income Fund Inc,
Medford, MA  02155                                                The Emerging Markets Income Fund
                                                                  Inc, The Emerging Markets Income Fund II Inc and
                                                                  The Emerging Markets Floating Rate Fund, Inc.;
                                                                  Member, Council on Foreign Relations, Inc.,
                                                                  author of numerous articles and other
                                                                  publications on law, international relations and
                                                                  multinational business.

Dennis E. Feeney                  Treasurer                 44    Executive Vice President (1995-present),
Oppenheimer & Co., Inc.                                           Chief Financial Officer (1994-present) and
Oppenheimer Tower                                                 Controller (1986-1994), Oppenheimer & Co.,
World Financial Center                                            Inc.; Treasurer, The Czech Republic Fund, Inc.,
200 Liberty Street                                                The India Fund, Inc. and The Mexico Equity
New York, NY 10281                                                and Income Fund, Inc.

Robert I. Kleinberg               Secretary                 58    General Counsel (1980-present), Secretary (1981-
Advantage Advisers, Inc.                                          present) and Executive Vice President (1982-
Oppenheimer Tower                                                 present), Oppenheimer & Co., Inc.; Director
World Financial Center                                            and Secretary, Advantage Advisers, Inc.
200 Liberty Street



-------------

* Director who is an "interested person" of the Fund within the meaning of the 1940 Act.

     Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Investment Adviser are paid a fee of $5,000 per year, plus up to $700 for every meeting of the Board attended. All directors are reimbursed for travel and out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

     The following table provides information concerning the compensation paid during the fiscal year ended October 31,1995 to each director of the Fund and other funds advised by the Investment Manager or the Investment Adviser. Each of the directors listed below are members of the Audit Committee of the Fund and the audit and other committees of certain other investment companies advised by the Investment Manager or the Investment Adviser and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration is paid by the Fund to Messrs. Rappaport or Blum, who as officers of Advantage Advisers, Inc., and Oppenheimer & Co., Inc., are interested persons as defined under the 1940 Act.


                                           Total Compensation                          Total
                                            from Other Funds        Total          Compensation
                                              Co-Advised by     Compensation     from Other Funds
                              Aggregate      Advantage and    from Other Funds    Advised by BZW
                            Compensation     BZW Investment      Advised by         Investment           Total
Name of Nominee              from Fund       Management Inc.      Advantage       Management Inc.    Compensation
---------------             ------------   ------------------ -----------------  -----------------   --------------
                                            Directorships (A) Directorships (A)  Directorships (A) Directorships (A)
Leslie H. Gelb                 $8,700         $4,600 (1)        $38,700 (5)            $0            $52,000 (7)
Jeswald W. Salacuse             8,500          7,900 (1)         40,250 (5)             0             56,650 (7)
Charles F. Barber               8,600          8,100 (1)         51,400 (6)             0             68,100 (8)


(A) The numbers in parentheses indicate the applicable number of U.S. registered investment company directorships held by that director.

     The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth elsewhere under "Management of the Fund," review such actions and decide on general policy.

     The Fund's Board of Directors has an Executive Committee, which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Alan Rappaport, Robert Blum and any one of Charles F. Barber, Leslie H. Gelb and Jeswald W. Salacuse. The Fund also has an Audit Committee composed currently of Charles F. Barber, Leslie H. Gelb and Jeswald W. Salacuse.

     The Board of Directors is divided into three classes, having three-year terms that expire at successive Annual Meetings of Stockholders. When the term of each class of directors expires, directors are elected to a new three-year term in that class.

     The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify its directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     At September 1, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 20,042,409 shares, equal to 97.7% of the outstanding shares of the Fund.

Investment Manager and Investment Adviser

     The Investment Manager is Advantage Advisers, Inc. and the Investment Adviser is BZW Investment Management Inc. Pursuant to a management agreement (the "Management Agreement") between the Fund and the Investment Manager, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy and advising the Fund and the Investment Adviser with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques. In addition, the Investment Manager consults with the Investment Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities. The Investment Manager also provides the Investment Adviser with access on a continuous basis to economic, financial and political information, research and assistance concerning Asian Countries and, as appropriate, is involved in the process of Asian Countries selection. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian. The Investment Manager pays the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund bears travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") among the Investment Manager, the Investment Adviser and the Fund, the Investment Adviser acts as the Fund's investment adviser and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, places purchase and sale orders for the Fund's portfolio securities. In addition, the Investment Adviser makes available research and statistical data to the Fund. The Investment Adviser pays the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Adviser, except that the Fund bears travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expense relate to attendance at meetings of the Board of Directors or any committees thereof.

     Ronald Gould has been primarily responsible for the day-to-day management of the Fund's portfolio since March 1995. Mr. Gould is Vice Chairman of BZW Asset Management Limited.

     Investment Manager. The Investment Manager is a subsidiary of Oppenheimer & Co., Inc. Oppenheimer & Co., Inc., has been engaged in the management of investment funds for more than 35 years. As of June 30, 1996, total assets under management by Oppenheimer & Co., Inc., and its affiliates were approximately $50 billion for investment company, corporate, pension, profit-sharing and other accounts. The Investment Manager serves as investment adviser for 12 registered investment companies. The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The business address of the Investment Manager is Oppenheimer Tower, World Financial Center, New York, New York 10281.

     Investment Adviser. The Investment Adviser is a subsidiary of BZW US Holdings Inc., which itself is an indirect wholly owned subsidiary of Barclays Bank PLC. Barclays Bank is one of the world's largest financial institutions and is among the largest banks in the United Kingdom. The Investment Adviser is part of the BZWAM Group, which includes BZW Investment Management Limited, one of the largest British based fund management houses. The BZWAM Group is responsible for institutional asset management in the Barclays Group around the world. Assets under management are approximately $360 billion, and global asset management services are provided from 13 primary investment management locations world-wide including San Francisco, London, Hong Kong, Tokyo, Sydney, Paris, Madrid, Toronto, New York, Munich, Wellington and Bangkok. The Investment Adviser is registered as an investment adviser under the Advisers Act and is a member of the Investment Management Regulatory Organization in the United Kingdom ("IMRO"). The BZWAM Group is a major global investment manager with investment teams located in all the world's major capital markets. The BZWAM Group has over 100 staff in Asia providing specialized investment management to both local and international investors. Barclays Bank PLC is a wholly owned subsidiary of Barclays PLC. The business address of the Investment Adviser is Tower 49, 12 East 49th Street, New York, New York 10017.

Compensation and Expenses

     As compensation for their services, the Investment Manager receives from the Fund monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1995, and the period ended October 31, 1994, the Investment Manager received fees of $2,453,731 and $2,498,815, respectively, of which $1,226,845 and $1,249,408, respectively, was to be remitted to the Investment Manager. The Fund pays or causes to be paid all of its expenses, except for the expenses borne by the Investment Manager and the Investment Adviser pursuant to the Management Agreement and the Advisory Agreement, respectively, including, among other things: expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Fund's custodians, sub-custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or nonrecurring expenses. For the fiscal year ended October 31, 1995, and for the fiscal period ended October 31, 1994, the Fund's total expenses, stated as a percentage of net assets, were 1.65% and 1.60%, respectively.

Duration and Termination; Non-Exclusive Services

     Unless earlier terminated as described below, each of the Management Agreement and the Advisory Agreement remains in effect until November 17, 1996 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager and will terminate in the event it is assigned (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager or the Investment Adviser and will terminate in the event it is assigned (as defined in the 1940 Act).

     The services of the Investment Manager and the Investment Adviser are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Administrator

     Oppenheimer  &  Co.,  Inc.,  serves  as  the  Fund's   Administrator   (the
"Administrator") pursuant to an agreement with the Fund (the "Administration Agreement"). As compensation for its services, the Administrator receives from the Fund monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended October 31, 1995, and the period ended October
31, 1994, the Administrator received fees of $490,746 and $499,763, respectively. The Administrator is located at Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281.

     The Administrator performs various administrative services, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund's books and records, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders. The Administrator has subcontracted certain of these services to PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                             PORTFOLIO TRANSACTIONS

     The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund's Board of Directors, the Investment Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Investment Adviser generally seeks the best price in placing its orders, the Fund may not necessarily pay the lowest price available. Securities firms which provide supplemental research to the Investment Adviser may receive orders for transactions by the Fund. In these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. Not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

     Affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the 1940 Act from purchasing securities in offerings in which Oppenheimer & Co., Inc. or BZW Securities Inc. or any of their respective affiliates acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

     Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Investment Adviser. Such other funds and accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The Fund's portfolio turnover rate for the fiscal periods ended October 31, 1995 and 1994, was 79% and 46%, respectively. For the fiscal periods ended October 31, 1995 and 1994, the Fund paid $1,834,331 and $2,250,835 in brokerage commissions for the excution of portfolio transactions, no portion of which was paid to the Investment Manager or the Investment Adviser.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PFPC Inc. (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PFPC Inc., as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges for such transactions, because the Plan Agent is purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation -- Shareholders."

     The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                    TAXATION

     The following is a general summary of certain United States federal income tax considerations affecting the Fund and U.S. shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Fund.

The Fund

     The Fund intends to qualify and elect to be treated as a "regulated investment company" for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following that are held for less than three months (the "30% limitation"): (i) stock or securities, (ii) options, futures or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its net investment income (i.e., its investment company taxable income as that term is defined in the Code, determined without regard to the deduction for dividends paid), then the Fund will not be subject to federal income tax on the net investment income and "net capital gain" (the excess of the Fund's net long-term capital gains over net short-term capital losses) which it distributes. However, the Fund would be subject to corporate income tax at a rate of 35% on any undistributed net investment income and net capital gain. If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long-or short-term capital gain. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years.

     The Fund intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax.

     The Fund may  engage  in  hedging  involving  foreign  currencies,  forward
contracts,   options  and  futures  contracts  (including  options  and  futures contracts of foreign currencies). See "Additional Investment Activities -- Derivatives." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The extent to which the Fund may be able to use such hedging techniques and continue to qualify as a regulated investment company may be limited by the 30% limitation discussed above. The Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any forward contracts, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Investments generally will be maintained and income therefrom calculated by reference to certain foreign currencies and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates.

     Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     The tax treatment of certain investments of the Fund is not free from doubt and it is possible that an Internal Revenue Service (the "IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described in the Prospectus necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made) in the taxable year in which such dividends are received. A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

     The Fund intends to make investments which may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" (a "QEF") under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

     In the case of PFIC stock owned by a regulated investment company, proposed Treasury regulations, not currently in effect, provide a mark-to-market election for regulated investment companies that would permit a regulated investment company to elect to mark-to-market stock in the PFIC annually and thereby avoid the need for the company to make a QEF election. These proposed regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

U.S. Shareholders

     Distributions. Distributions to shareholders of net investment income will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that such dividends, if any, will qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Shareholders receiving distributions from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution. Consequently, if the number of Shares distributed reflects a market premium, the amount distributed to shareholders participating in the plan would exceed the amount of the cash distributed to nonparticipating shareholders.

     Distributions to shareholders of net capital gain that are designated by the Fund as "capital gains dividends" will be taxable as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of how long the shares have been held by such shareholders. Capital gain dividends will not be eligible for the dividends received deduction. The current maximum federal income tax rate imposed on individuals with respect to long-term capital gains is limited to 28%, whereas the current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.

     Under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50% deduction for any capital gains that they recognized, and corporations would have been taxed at a 28% rate on capital gains, in lieu of the regular corporate rate. It is unclear whether similar legislation will ultimately be adopted.

     Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the Shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

     A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.

     Dispositions and Repurchases. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     A repurchase by the Fund of shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

     Foreign Taxes. The Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. The imposition of such taxes and the rates imposed are subject to change. For example, it is believed that the Korean tax authorities are reconsidering the application of the U.S.-Korea Tax Treaty to investment companies that have a substantial percentage of the shares of which are held by non-U.S. shareholders. It is not clear whether the Korean tax authorities will take the position that the Treaty is inapplicable to such investment companies or, if they do, whether the Fund could demonstrate that it would qualify for favorable tax treatment under the Treaty. The Fund does not currently expect that a substantial percentage of its shares will be held by non-U.S. shareholders. However, if the U.S.-Korea Tax Treaty were not available to the Fund, increased withholding tax rates could reduce Korea's attractiveness as a place for investment in relation to other Asian countries. Withholding tax rates on gross capital gains (computed without reduction for capital losses and without adding any transaction charges, commissions, fees or taxes paid at the time of acquisition to the acquisition cost of any security sold), dividends and interest would, in general, increase from 0%, 16.125% and 12.9%, respectively, to 26.875% on all three types of income (or, in the case of capital gains, 10.75% of the gross sales proceeds, if less than the tax computed at the 26.875% rate or if the Fund cannot provide satisfactory evidence of the acquisition cost). Such foreign taxes would reduce the Fund's return on its investments.

     If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it (if such taxes are treated as income taxes under U.S. income tax principles) that can be treated as income taxes under U.S. income tax regulations as paid by its shareholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, the Fund expects that the capital gains it distributes to its shareholders, whether dividends or capital gains distributions, will not be treated as foreign source taxable income. If the Fund makes this election, a shareholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of net investment income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes as having been paid by them.

     Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. An alien individual who is physically present in the United States for 183 days or more during the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income including ordinary income and capital gain dividends at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions of capital gain dividends under the backup withholding system unless the foreign shareholder makes required certifications to the Fund on a properly completed U.S. Internal Revenue Service Form W-8. The amount so withheld could be applied as a credit against any U.S. tax due from the shareholder or, if no tax is due, refunded pursuant to a claim therefor properly filed on an income tax return.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and net capital gains and any gains realized upon the sale of Shares or the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such shareholders may also be subject to the 30% branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Hong Kong Taxes

     Taxation of the Fund. The Fund will be subject to Hong Kong profits tax at the current rate of 17.5% if (i) it carries on business in Hong Kong and (ii) its profits are derived from a Hong Kong source. Profits or capital gains derived from the sale of shares or other securities of, or dividends received from, companies which are listed on an exchange outside Hong Kong are not subject to Hong Kong profits tax.

     If the Fund converts to an open-end investment company, it may be necessary for it to apply for authorization under the Hong Kong Securities Ordinance. If the current state of the law still prevails at that time, the Fund will upon receiving such authorization be exempt from Hong Kong profits tax of its gains from trading in securities listed outside Hong Kong.

     Taxation of Shareholders. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally, share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 17.5% for corporations and 15% for individuals.

     Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

     No Hong Kong stamp duty will be payable in respect of transactions in the Fund's shares of Common Stock provided that the register of shareholders is maintained outside of Hong Kong.

Notices

     Shareholders will be notified annually by the Fund of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                                 NET ASSET VALUE

     Net asset value is determined no less frequently than weekly, on the last business day of each week and at such other times as the Board of Directors may determine, by dividing the value of the net assets of the Fund (the value of its assets less its liabilities including borrowings, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

Common Stock

        The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.001 par value). All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors.

     The Fund has no present intention of offering additional shares of its Common Stock. Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Common Stock. The Board of Directors has authorized the officers of the Fund in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase in the open market up to 5% of the outstanding Common Stock in the event that the Common Stock trades at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time.

     The following chart indicates the shares of the Common Stock outstanding as of September 30, 1996:

                                                             Amount
                                                           Outstanding
                                                          Exclusive of
                                   Amount Held by        Amount Held by
                    Amount       Registrant or for      Registrant or for
Title of Class    Authorized      its Own Account        its Own Account
--------------    ----------     -----------------      -----------------
 Common Stock     100,000,000            0                 20,514,984



Preferred Stock

     The Fund's Articles of Incorporation provide that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued. The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation). No shares of preferred stock are issued or outstanding and the Fund has no present intention of offering shares of preferred stock.

Future Actions Relating to a Discount in the Price of the Fund's Shares of Common Stock

        Shares of closed-end investment companies frequently trade at discounts from net asset value. The Fund's shares have historically traded at a discount from net asset value. The Fund cannot predict whether its shares of Common Stock will trade above, at or below net asset value in the future. The market price of the Fund's shares of Common Stock in the future will be determined by, among other things, the supply and demand for the Fund's shares, the Fund's investment performance and investor perception of the Fund's overall attractiveness as an investment as compared with alternative investments. If, at any time, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of shares or recommending to shareholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. The Board of Directors will consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Fund's status as a regulated investment company under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Fund's ability to borrow. No assurance can be given that the Fund will convert to an open-end investment company or that share repurchases will be made or that, if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchases would cause the Fund's net assets to decrease, which may have the effect of increasing the Fund's expense ratio.

     In considering whether to recommend to shareholders the conversion of the Fund to an open-end investment company, the Fund's Board of Directors would consider a number of factors including whether the Fund's ability to operate in accordance with its investment policies, such as its authority to invest in illiquid securities, may be impaired as a result. In light of the position of the SEC that illiquid securities may not exceed 15% of the total assets of a registered open-end investment company, any attempt to convert the Fund to such a company would have to take into account the percentage of such securities in the Fund's portfolio at the time, and other factors. The Fund cannot predict whether on this basis it would be able to effect any such conversion or whether relief from the SEC's position, if sought, could be obtained. Under certain circumstances, a shareholder vote may be required to authorize periodic repurchases of the Fund's shares of Common Stock. In considering whether to recommend to shareholders such authorization, the Board of Directors similarly would consider a number of factors including limitations that may be placed on the Fund's investment policies as a consequence of such repurchase policy.

     Any amendment to the Fund's Articles of Incorporation that would convert the Fund to an open-end investment company would require the approval of the holders of the outstanding Common Stock. See "Description of Capital Stock-Special Voting Provisions" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it could be required to liquidate its portfolio investments to meet requests for redemption, and the Common Stock would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at the net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.

Special Voting Provision

     The Fund presently has provisions in its Charter and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     First, a director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter. Second, the affirmative vote of 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the Common Stock unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the Common Stock. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposed to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

     Third, the Board of Directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the Shares will be required to amend the Charter or By-Laws to change any of the provisions in the preceding two paragraphs.

     Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 80% of the Common Stock and (ii) in the case of a Business Combination (as defined below), 662/3% of the Common Stock other than Common Stock held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transaction (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

          (iv) the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Charter to terminate the Fund's existence; or

          (v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

     However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if less than 70 days' notice of such meeting is given by the Fund).

     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information." The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Fund's Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of stockholders.

     In addition, in the opinion of the Investment Manager and the Investment Adviser, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian for the Fund's assets. PNC Bank, National Association, 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

                                     EXPERTS

     The financial statements of the Fund included in the Fund's Annual Report to Shareholders as of October 31, 1995, have been incorporated by reference in this Prospectus in reliance on the report of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               FURTHER INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Stock is listed on the New York Stock Exchange. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

                                                                      APPENDIX A

                GENERAL CHARACTERISTICS AND RISKS OF DERIVATIVES

     A detailed discussion of the Derivatives (as defined below) that may be done by the Investment Adviser on behalf of the Fund follows below. The Fund is not obligated, however, to do any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Derivatives," as used in this Appendix A, refers to entering into interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other types of derivatives.

     The Fund's ability to pursue certain of these strategies may be limited by the U.S. Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

Put and Call Options on Securities and Indices

     The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures Contracts

     Characteristics. The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures Contracts and Options on Futures Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC.

     The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Adviser reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

Currency Transactions

     The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and OTC Options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of that have received) a credit rating of P-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Interest Rate Transactions

     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors that it does not own.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Equity Swaps and Related Transactions

     The Fund may enter into equity swaps and may purchase or sell equity caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell equity caps or floors that it does not own.

     The Fund may enter into equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any equity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Risks of Derivatives

     Derivatives involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in losses greater than if such investment strategies had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at an inopportune time or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is united to the cost of the initial premium and transaction costs. Losses resulting from Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if the Derivatives had not been used.

     When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Segregation and Cover Requirements

     Much of the Derivatives which may be entered into by the Fund is subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

Other Limitations

     The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation" in the Prospectus.

================================================================================

     No person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus, and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment manager or adviser or Oppenheimer & Co., Inc. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                   ----------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Prospectus Summary ........................................................   2
Summary of Expenses .......................................................   8
The Fund ..................................................................  10
Use of Proceeds ...........................................................  10
Investment Objective and Policies .........................................  11
Additional Investment Activities ..........................................  14
Investment Restrictions ...................................................  16
Risk Factors and Special Considerations ...................................  17
Management of the Fund ....................................................  22
Portfolio Transactions ....................................................  26
Dividends and Distributions; Dividend Reinvestment
   and Cash Purchase Plan .................................................  27
Taxation ..................................................................  29
Net Asset Value ...........................................................  33
Description of Capital Stock ..............................................  33
Custodian, Transfer Agent, Dividend-Paying Agent
   and Registrar ..........................................................  36
Experts ...................................................................  36
Further Information .......................................................  36
Appendix A: General Characteristics and
   Risks of Hedging .......................................................  37

================================================================================

================================================================================

                                 THE ASIA TIGERS
                                   FUND, INC.

                                  Common Stock

                                 ---------------
                                   PROSPECTUS
                                 ---------------











                             Oppenheimer & Co., Inc.





                                 October 9, 1996

================================================================================

                                     PART C

                                OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

     (1)  Financial Statements

     Parts A & B The Asia Tigers Fund, Inc.

     (i)    Schedule of Investments as of April 30, 1996 (unaudited)*
     (ii)   Statement of Assets and Liabilities as of April 30, 1996
            (unaudited)*
     (iii) Statement of Operations for the six months ended April 30, 1996 (unaudited)*
     (iv) Statement of Changes in Net Assets for six months ended April 30, 1996 (unaudited)*
     (v)    Notes to Unaudited Financial Statements*
     (vi)   Schedule of Investments as of October 31, 1995**
     (vii)  Statement of Assets and Liabilities as of October 31, 1995 **
     (viii) Statement of Operations for the year ended October 31, 1995**
     (ix)   Statement  of Changes in Net Assets  for the year ended October  31,
            1995, and  for  the  period  November  29, 1993   (commencement   of
            operations) to October 31, 1994**
     (x)    Financial Highlights**
     (xi)   Notes to Audited Financial Statements**
     (xiii) Report of Independent Auditors**
-----------------------
*Incorporated by reference to the Fund's Semiannual Report to Shareholders for the six months ended April 30, 1996, filed with the Securities and Exchange Commission.
**Incorporated by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, filed with the Commission.

     (2)  Exhibits
          (a)  Articles of Incorporation(1)
          (b)  By-Laws(2)
          (c)  Not applicable.
          (d)  Not applicable.

          1 Incorporated by reference to exhibit (b) to the Registrant's initial Registration Statement on Form N-2, filed September 24, 1993 (File No. 33-69366).

          2 Incorporated by reference to exhibit (b) to the Registrant's initial Registration Statement on Form N-2, filed September 24, 1993 (File No. 33-69366).

          (e)    Dividend   Reinvestment   and  Cash  Purchase  Plan.(3)
          (f)    Not applicable.
          (g)(A) Management Agreement between the Fund and Advantage Advisers, Inc.(4)
          (g)(B) Investment Advisory Agreement among the Fund, BZW Investment Management Inc. and Advantage Advisers, Inc.(5)
          (g)(C) Form  of   Administration   Agreement   between  the  Fund  and
                 Oppenheimer & Co., Inc.(6)
          (h)    Underwriting Agreement.(7)
          (i)    Not applicable.
          (j) Form of Custodian Agreement between the Fund and The Chase Manhattan Bank, N.A.(8)
          (k)(A) Form of Transfer Agency Services Agreement between the Fund and PNC Bank, National Association.(9)
          (l)(A) Opinion and Consent of Simpson Thacher & Bartlett.(10)
          (l)(B) Opinion and Consent of Piper & Marbury.(11)
          (m)    Not applicable.
          (n) Consent of Price Waterhouse LLP, independent accountants (filed herewith).
          (o)    Not applicable.
          (p)    Form  of  Share  Purchase   Agreement  between  the  Fund,  BZW
                 Investment Management Inc. and Oppenheimer & Co., Inc.(12)
          (q)    Not applicable.
          (r)    Financial Data Schedules.
          (s)    Powers   of    Attorney    (to   be   filed   by    amendment).
---------------------------

3 Incorporated by reference to exhibit (e) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
4 Incorporated by reference to exhibit (g)(A) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
5 Incorporated by reference to exhibit (g)(B) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
6 Incorporated by reference to exhibit (g)(C) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
7 The Shares offered by the Prospectus will be offered in order to effect over-the-counter secondary market transactions by Oppenheimer & Co., Inc. ("Oppenheimer") in its capacity as a dealer and secondary market maker and not pursuant to any agreement with the Fund. Shares were originally issued in a public offering pursuant to an Underwriting Agreement, incorporated by reference to exhibit (h)(A) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366), and related documents, exhibits (h)(B) and (h)(C) to Pre-Effective Amendment No. 2.
8 Incorporated by reference to exhibit (j) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
9 Incorporated by reference to exhibit (k)(A) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
10 Incorporated by reference to exhibit (l)(A) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2, filed November 18, 1993 (File No. 33-69366).
11 Incorporated by reference to exhibit (l)(B) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2, filed November 18, 1993 (File No. 33-69366).
12 Incorporated by reference to exhibit (p) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).
13 Incorporated by reference to exhibit (s) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed November 12, 1993 (File No. 33-69366).

Item 25. Marketing Arrangements

     Inapplicable. See note accompanying Item 24.2.h.

Item 26. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

               Registration fees................................... $100
               Printing and mailing................................    *
               Accounting fees and expenses........................    *
               Legal fees and expenses.............................    *
               Miscellaneous.......................................    *
                                                                    -----
               Total .............................................  $  *
                                                                    =====
-------------
* To be completed by amendment.

Item 27. Persons Controlled by or under Common Control with Registrant

     None.

Item 28. Number of Holders of Securities

     As of September 30, 1996:

                                                                          (2)
                                                                       Number of
       (1)                                                               Record
Title of Class                                                           Holders
--------------                                                         ---------
Common Stock, par value $0.001 ..........................................851

Item 29. Indemnification

     Incorporated by reference to Item 29 of Part C to Pre-Effective Amendment No. 13 to the Registration Statement on Form N-2, filed November 18, 1993 (File No. 33-69366).

Item 30. Business and Other Connections of the Investment Adviser

     Incorporated herein by reference to Item 30 of Part C to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed November 18, 1993 (File No. 33-69366).

Item 31. Location of Accounts and Records

     Certain  accounts,  books and other documents  required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Advantage Advisers, Inc. (the "Investment Manager"), Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281; BZW Investment Management, Inc. (the "Investment Adviser"), Tower 49, 12 East 49th Street - 33rd Fl., New York, New York 10017; Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281; and PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809. Records relating to the duties of the Registrant's custodian are maintained by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, and records relating to the duties of the Registrant's transfer agent are maintained by PNC Bank, National Association, 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32. Management Services

     Not applicable.

Item 33. Undertakings

     The undertakings of the Registrant as set forth in the Fund's Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2, filed November 18, 1993 (File No. 33-69366) are hereby revised as follows:

     The Registrant hereby undertakes:
     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement and Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th day of October, 1996.

                           THE ASIA TIGERS FUND, INC.
                                  (Registrant)

                             By: /s/ Alan Rappaport
                                ---------------------------------------
                                 Alan Rappaport
                                 Chairman of the Board

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

  /s/ Alan Rappaport            Chairman of the Board,           October 9, 1996
-----------------------         Director and President
    Alan Rappaport          (Principal Executive Officer)

 /s/ Dennis E. Feeney       Treasurer (Principal Financial       October 9, 1996
-----------------------          and Accounting Officer)
   Dennis E. Feeney

   /s/ Robert Blum                     Director                  October 9, 1996
-----------------------
      Robert Blum

/s/ Charles F. Barber                  Director                  October 9, 1996
-----------------------
   Charles F. Barber

  /s/ Leslie H. Gelb                   Director                  October 9, 1996
-----------------------
    Leslie H. Gelb

/s/ Jeswald W. Salacuse                Director                  October 9, 1996
-----------------------
  Jeswald W. Salacuse